Exhibit 99.2

2005 Business Plan Earnings Forecast Conference Call December 20, 2004

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, the possibility that changes in customers' business environments will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, higher borrowing costs and possible decreases in available funding sources caused by adverse changes in debt ratings, resolution of the tax audits described in our filings with the SEC and the amount and timing of any payments required to be made by the Company in connection therewith, changes in accounting assumptions, adequacy of accounting accruals, changes in general economic conditions, availability of heavy- and medium duty vehicles, increases in fuel prices, availability of qualified drivers, the Company's ability to create operating synergies in connection with its acquisitions of Ruan and General, and changes in government regulations, including regulations regarding vehicle emissions, drivers' hours of service and security regulations issued by the Department of Homeland Security. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risks factors or to assess the impact of such risks on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2004 Update Building Upon Successes 2005 Business Plan Themes & Key Drivers 2005 Business Plan Summary Q & A

Fourth Quarter 2004 Update Previously announced EPS forecast was $0.75 - $0.78 for 4Q04 and $3.08 - $3.11 for FY04 FY04 EPS forecast is $2.85 - $2.88 excluding $0.23 gain on sale of headquarters complex We continue to expect earnings to be within this range Full year 2004 EPS is presented at $3.10 as the midpoint within the range FY04 EPS midpoint is $2.87 excluding $0.23 gain on sale of headquarters complex

Contents Fourth Quarter 2004 Update Building Upon Successes 2005 Business Plan Themes & Key Drivers 2005 Business Plan Summary Q & A

Ryder

Building on Successes and Creating Opportunities

FUTURE GROWTH

2005 & Beyond
Driving Growth
- Operating costs reduction target $9-$13M

Deliver Organic Revenue Growth; Continue to Realize Earnings Leverage

2004
Accelerating Profitable Growth: Transactional/Acquisitions
- Operating costs reduction target $13-$18M

Demonstrate Earnings Leverage Through Profitable Growth

2003
Positioning for Long-Term, Sustainable Profitable Growth
- Operating costs reduced $37M

Deliver a Cost Competitive Solution Set Which Creates Value for our Stakeholders

2000 - 2002
Cost Management & Continuous Improvement
- Operating costs reduced $167M during 2001-2002

Institutionalize an On-going Cost Management and Process Improvement Culture

Building the Foundation

6

Market Overview The transportation and logistics markets present significant growth opportunities. Current estimated market sizes are as follows: Market Segment Market Size U.S. lease and rental outsourced market $25 billion U.S. dedicated contract carriage market $8 billion U.S. private fleet market $56 billion Global supply chain logistics market $140 billion Sources: Truck Rental and Leasing Association, R.L. Polk, Monitor Group

Contents Fourth Quarter 2004 Update Building Upon Successes 2005 Business Plan Themes & Key Drivers 2005 Business Plan Summary Q & A

Plan Themes Focus on profitable revenue growth to realize earnings leverage Continue growth in transactional product lines Accelerate growth in contractual product lines Continue emphasis on prudent capital allocation Maintain strong balance sheet while replenishing fleet and enabling growth Sustain focus on cost management and process improvements, while investing in operational capabilities Drive growth across all product lines while continuing to demonstrate earnings leverage

Key Drivers We anticipate moderate economic growth conditions during 2005 Fleet Management Solutions Continuing improvement in rental demand with increasing margins due to asset management initiatives Modest growth of rental fleet while continuing to increase pricing and utilization levels As expected, continued heavy lease fleet replacement cycle Improvement in customer retention and new sales levels Improvement in gains on sale of vehicles due to increased volume of used vehicle sales and continuing moderate improvement in used vehicle pricing Continued execution of cost containment and process improvement initiatives Investment in operating capabilities to support future growth and cost reductions

Key Drivers Supply Chain Solutions/Dedicated Contract Carriage Conversion of strong sales pipeline Strong level of customer retention Stabilization of existing customer volumes Increased leverage of Transportation Management capabilities Complete operational integration of DCC with SCS organization Continued focus on overhead reductions and cost containment Investment in operating capabilities to support future growth Earnings improvement stems primarily from leverage on revenue growth

Contents Fourth Quarter 2004 Update Building Upon Successes 2005 Business Plan Themes & Key Drivers 2005 Business Plan Summary Q & A

Key Financial Statistics ($ Millions, Except Per Share Amounts) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) 2004 Forecast presented as midpoint of the EPS range of $3.08 - $3.11 or $2.85 - $2.88 excluding headquarters complex gain. Note: Totals and EPS amounts may not calculate or foot due to rounding differences.

2005 Causes of Change ($ Earnings Per Share) * Excludes $0.23 gain on sale of headquarters complex. Interest Rates Other Initiative Impact Revenue Improvement 2005 Plan Increase in Tax Rate Organizational Investments 2004 Forecast

Business Segment Revenue Full Year ($ Millions) Note: Totals may not foot due to rounding differences.

Business Segment Earnings Full Year ($ Millions) (1) 2004 net before tax earnings for FMS, SCS and DCC restated for change in cost allocations. Refer to Appendix - Business Segment NBT Reconciliation. (2) 2005 Plan is $209M to $215M. $213M is presented as the midpoint within the range. 2004 Forecast is $202M to $204M. $203M is presented as the midpoint within the range. (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Note: Totals may not foot due to rounding differences.

Business Segment Earnings (Percent) Full Year ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

EPS Forecast ($ Earnings Per Share) Note: EPS projections assume no impact from expensing of stock options. (1) Non-GAAP financial measure.

Capital Expenditures ($ Millions) Full Year Full Service Lease Commercial Rental Property, Plant & Equipment Acquisitions East 74 18 8 0 Full Year 2005

Capital Expenditures Full Service Lease: Capital for lease vehicles is only committed after contracts are signed with customers 2005 lease capital expenditures include: Replacement spending of $864 million Growth spending of $204 million Growth capital represents an investment which results in $26 million of incremental 2005 revenue or $75 million of annualized revenue Commercial Rental: 2005 rental capital expenditures include: Replacement spending of $174 million Growth spending of $84 million

Debt to Equity Ratio (2) Financial Indicators (1) Free Cash Flow (2) ($ Millions) Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 Plan 2005 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 Plan 2005 Lease 974 399 452 459 813 1063 Rental 190 131 19 220 223 258 Other 23 51 85 0 0 12 PPE 102 76 44 46 50 101 Capital Expenditures ($ Millions) $1,289 $600 $725 $1,086 $657 (1) Free Cash Flow and Debt to Equity include acquisitions. Capital Expenditures exclude acquisitions. Does not reflect any impact from the 1998-2000 tax audit including any impact on current tax paying position. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. $1,435 ($270) $126 $366 $269 $229 ($10) Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 Plan 2005 275% 234% 201% 146% 127% 122%

Return on Capital Full Year ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Contents Fourth Quarter 2004 Update Building Upon Successes 2005 Business Plan Themes & Key Drivers 2005 Business Plan Summary Q & A

Summary Drive revenue growth in all segments while continuing to deliver earnings leverage Focus on strong customer retention and new business development Accelerate growth initiatives to capitalize on economic environment and market opportunities Leverage and build on strategic process improvements made throughout organization Continue focus on cost structure and asset discipline in all business segments while investing in operating capabilities Ryder's core strength is in its expert ability to solve problems for its customers and provide solutions that make its customers' businesses more efficient.

Q & A

• Business Segment NBT Reconciliation • Non-GAAP Financial Measures Appendix

Business Segment NBT Reconciliation ($ Millions) Notes: - In Q4 2004, the Company changed its methodology of allocating insurance related costs between the FMS, SCS and DCC segments. Accordingly, 2003 and 2004 segment NBT measures have been adjusted to provide the retroactive effect of this change. - Totals may not foot due to rounding differences.

Non - GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Non - GAAP Financial Measures ($ Millions) Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Non - GAAP Financial Measures Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Includes impact of accumulated pension related equity charge of $229 million as of 4Q2002 and $187 million for all periods thereafter.

Non - GAAP Financial Measures Business Segment Earnings Reconciliation ($ Millions) (1) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS and DCC business segments and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Non-GAAP Financial Measures Return on Capital Reconciliation ($ Millions) (1) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (2) Shareholders' equity reflects impact of accumulated pension related equity charge of $229 million as of 4Q2002 and $187 million for all periods thereafter. (3) The Company adopted return on capital, a non-GAAP financial measure, to determine how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences.

Non-GAAP Financial Measures Net Earnings and EPS Reconciliation ($ Millions)